Exhibit 99.3

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 1, 2006
FDIC Certificate No. 19861

Yadkin Valley Bank and Trust Company

North Carolina	56-0905827
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition
Yadkin Valley Bank and Trust Company, Elkin, NC (NASDAQ: YAVY – news) reports earnings of $2,953,256 for the quarter ended December 31, 2005, an increase of 16.0% as compared with earnings of $2,545,949 for the same quarter last year. Basic earnings per share were $0.28 and $0.24, and diluted earnings per share were $0.27 and $0.24 for the quarters ended December 31, 2005 and 2004, respectively.
For the year ended December 31, 2005 earnings increased by 17.6% to $11,158,464 from $9,484,532 for the year ended December 31, 2004. Basic earnings per share were $1.04 and $0.90 for the year ended December 31, 2005 and 2004, respectively. Diluted earnings per share were $1.03 and $0.89 for the respective periods.
Item 9.01(c): Exhibits
     Exhibit 99: Press Release
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company

By:	/s/ Edwin E. Laws

Edwin E. Laws
Vice President and Chief Financial Officer

Date:	February 1, 2006

Exhibit 99

PRESS RELEASE	Elkin, NC 28621
FOR IMMEDIATE RELEASE	February 1, 2006
Yadkin Valley Bank and Trust Company Announces Net Income Increase of 16.0% for the Fourth Quarter and 17.6% for the Year
Yadkin Valley Bank and Trust Company, Elkin, NC (NASDAQ: YAVY — news) reports earnings of $2,953,256 for the quarter ended December 31, 2005, an increase of 16.0% as compared with earnings of $2,545,949 for the same quarter last year. Basic earnings per share were $0.28 and $0.24, and diluted earnings per share were $0.27 and $0.24 for the quarters ended December 31, 2005 and 2004, respectively.
For the year ended December 31, 2005 earnings increased by 17.6% to $11,158,464 from $9,484,532 for the year ended December 31, 2004. Basic earnings per share were $1.04 and $0.90 for the year ended December 31, 2005 and 2004, respectively. Diluted earnings per share were $1.03 and $0.89 for the respective periods.
Commenting on the results, Bill Long, President and CEO, stated, “We are pleased to report higher earnings for the fourth quarter and the year. In addition we are proud to announce that we are a billion dollar bank, having reached $1.02 billion at year end while averaging $1.00 billion during the fourth quarter. Strong growth throughout the quarter in demand deposits (21.2%, annualized) and certificates of deposit (12.4%, annualized) funded the loan growth (10.5%, annualized). Our net interest margin increased to 4.26% during the quarter as we were able to keep the cost of deposits and borrowings under control. We are excited about the opportunities in 2006 and expect further asset and income growth as we implement our plan for additional fee income from deposit and loan services. The investment brokerage business should also improve after consolidating three subsidiaries in 2005. Our loyal employees in the branches, operations, and administration as well as the mortgage and brokerage subsidiaries continue to build customer relationships and provide services efficiently. The employees’ efforts and management’s focus on improving products, pricing, and delivery provide a foundation for the long-term returns that our shareholders expect and deserve.”
Yadkin Valley Bank and Trust Company is a full service community bank providing services in twenty-three branches throughout its three regions in North Carolina. The Yadkin Valley Bank region serves Ashe, Surry, Yadkin, and Wilkes counties. The Piedmont Bank region serves Iredell and Mecklenburg counties. The High Country Bank region serves Watauga and Avery counties. The bank provides mortgage services through Sidus Financial, LLC headquartered in Greenville, North Carolina.
This news release contains forward-looking statements. Such statements are subject to certain factors that may cause the Bank’s results to vary from those expected. These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Federal Deposit Insurance Corporation. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Bank undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Yadkin Valley Bank and Trust Company
(Amounts in thousands except per share data)
(unaudited)

	For the Three Months Ended
	December 31,	December 31,
	2005	2004
Net interest income	$9,329	$8,243
Provision for loan losses	462	270
Other income	3,396	2,489
Other expenses	7,869	6,731
Income taxes	1,441	1,185
Net income	2,953	2,546
Income per share:
Basic	$0.28	$0.24
Diluted	$0.27	$0.24

	For the Year Ended
	December 31,	December 31,
	2005	2004
Net interest income	$34,665	$30,452
Provision for loan losses	1,724	1,620
Other income	13,244	9,228
Other expenses	29,628	24,015
Income taxes	5,399	4,560
Net income	11,158	9,485
Income per share:
Basic	$1.04	$0.90
Diluted	$1.03	$0.89

	As of	As of
	December 31,	December 31,
	2005	2004*
Assets	$1,024,295	$959,790
Securities available for sale	113,716	114,466
Gross loans	737,530	687,345
Allowance for loan losses	(9,474)	(8,654)
Loans held for sale	31,427	41,607
Goodwill	32,136	31,672
Core deposit intangible	5,851	6,704
Non-interest bearing deposits	135,912	116,480
NOW, savings, and money market	251,423	264,051
Time deposits over $100,000	170,574	122,821
Other time deposits	256,444	225,356
Stockholders’ equity	116,323	111,640
Shares outstanding	10,680	10,688
* Note: Derived from audited financial statements

2

Yadkin Valley Bank and Trust Company
(unaudited)

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2005	2005	2005	2005	2004
Per Share Data:
Basic Earnings per Share	$0.28	$0.27	$0.26	$0.23	$0.24
Diluted Earnings per Share	$0.27	$0.27	$0.26	$0.23	$0.24
Book Value per Share	$10.89	$10.80	$10.65	$10.48	$10.45
Tangible Book Value per Share	$7.33	$7.27	$7.10	$6.91	$6.85
Cash Dividends per Share	$0.11	$0.11	$0.11	$0.10	$0.10

Selected Performance Ratios:
Return on Average Assets (annualized)	1.17%	1.17%	1.16%	1.05%	1.05%
Return on Average Equity (annualized)	10.03%	10.07%	9.87%	8.93%	9.19%
Return on Tangible Equity (annualized)	14.82%	14.98%	14.82%	13.48%	13.45%
Net Interest Margin	4.26%	4.04%	4.03%	3.99%	3.97%
Net Interest Spread	3.81%	3.64%	3.68%	3.65%	3.66%
Noninterest Income as a % of Revenue	27.69%	30.76%	28.54%	27.60%	26.21%
Noninterest Income as a % of Average Assets	0.34%	0.37%	0.33%	0.31%	0.28%
Noninterest Expense as a % of Average Assets	0.78%	0.77%	0.73%	0.74%	0.70%
Efficiency Ratio	59.49%	58.94%	58.26%	61.16%	60.71%

Asset Quality:
Nonperforming Loans (000’s)	3,199	3,059	4,076	4,919	3,041
Nonperforming Assets(000’s)	3,962	4,085	4,972	6,025	4,166
Nonperforming Loans to Total Loans	0.42%	0.40%	0.54%	0.68%	0.42%
Nonperforming Assets to Total Assets	0.39%	0.41%	0.50%	0.63%	0.43%
Allowance for Loan Losses to Total Loans	1.23%	1.23%	1.19%	1.20%	1.19%
Allowance for Loan Losses to Nonperforming Loans	2.96	3.04	2.21	1.77	2.85
Net Charge-offs to Average Loans (annualized)	0.15%	0.11%	0.03%	0.20%	0.26%

Capital Ratios:
Equity to Total Assets	11.36%	11.58%	11.49%	11.70%	11.63%
Tangible Equity to Total Tangible Assets	7.94%	8.10%	7.97%	8.04%	7.95%
Tier 1 leverage ratio	8.19%	8.14%	8.10%	8.12%	7.87%
Tier 1 risk-based ratio	9.38%	9.45%	9.35%	9.52%	9.19%
Total risk-based capital ratio	10.51%	10.59%	10.46%	10.64%	10.29%

3

	For the Year Ended
	Dec 31,	Dec 31,
	2005	2004
Selected Performance Ratios:
Return on Average Assets (annualized)	1.14%	1.07%
Return on Average Equity (annualized)	9.79%	9.20%
Return on Tangible Equity (annualized)	14.65%	13.54%
Net Interest Margin	4.10%	3.94%
Net Interest Spread	3.71%	3.67%
Noninterest Income as a % of Revenue	28.68%	24.25%
Noninterest Income as a % of Average Assets	1.35%	1.04%
Noninterest Expense as a % of Average Assets	3.02%	2.71%
Efficiency Ratio	59.32%	57.72%

Asset Quality:
Net Charge-offs to Average Loans (annualized)	0.12%	0.18%
For additional information contact:
     William A. Long, President and CEO
     Edwin E. Laws, CFO
     (336) 526-6312
Source: Yadkin Valley Bank and Trust Company

4

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 24, 2006
FDIC Certificate No. 19861

Yadkin Valley Bank and Trust Company

North Carolina	56-0905827
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events and Regulation FD Disclosure
Bill Long, President and CEO of Yadkin Valley Bank and Trust Company (Nasdaq: YAVY) and Don Toney, founder and Chairman of Eastover Capital Management, announced a strategic relationship between two Charlotte firms, Community Trust of the Southeast, Inc. (“Community Trust”) and Eastover Capital Management (“Eastover”). The combined firm brings together Eastover’s investment management with Community Trust’s fiduciary trust services. Pending approval from the Office of the North Carolina Commissioner of Banks, expected later this month, the combined firm will serve clients throughout the state.
Long, board chairman of Community Trust, said “We’re excited about what Eastover brings to our clients. Together we will continue to expand the meaningful relationships our customers expect and enjoy. We have an extraordinary opportunity before us. By joining forces, Eastover Capital and Community Trust can deliver high level investment management and trust services, and retain the vital personal relationships our customers deserve.” Long and Toney announced that Michael Shields, currently President and Chief Executive Officer of Eastover Capital Management, will continue in those roles running the combined firm. Yadkin Valley Bank and Trust Company owns 4.6% of Community Trust.
Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty-two full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville, and Yadkinville (Yadkin County) are operated under the Yadkin Valley Bank name. Offices in Mooresville and Statesville (Iredell County), and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank”. Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank”. Sidus Financial, LLC, a wholly-owned subsidiary with headquarters in Greenville, North Carolina, was acquired on October 1, 2004. Sidus provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Alabama, Georgia, Maryland, and Tennessee.
Item 7(c): Exhibits
     Exhibit 9.01: Press Release
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company

	By:	/s/ Edwin E. Laws

Edwin E. Laws
Vice President and Chief Financial Officer

Date:	February 24, 2006

Exhibit 99:
February 21, 2006
Elkin, NC
Yadkin Valley Bank and Trust Company’s CEO Bill Long Announces Strategic Relationship
Bill Long, President and CEO of Yadkin Valley Bank and Trust Company (Nasdaq: YAVY) and Don Toney, founder and Chairman of Eastover Capital Management, announced a strategic relationship between two Charlotte firms, Community Trust of the Southeast, Inc. (“Community Trust”) and Eastover Capital Management (“Eastover”). The combined firm brings together Eastover’s investment management with Community Trust’s fiduciary trust services. Pending approval from the Office of the North Carolina Commissioner of Banks, expected later this month, the combined firm will serve clients throughout the state.
Long, board chairman of Community Trust, said “We’re excited about what Eastover brings to our clients. Together we will continue to expand the meaningful relationships our customers expect and enjoy. We have an extraordinary opportunity before us. By joining forces, Eastover Capital and Community Trust can deliver high level investment management and trust services, and retain the vital personal relationships our customers deserve.” Long and Toney announced that Michael Shields, currently President and Chief Executive Officer of Eastover Capital Management, will continue in those roles running the combined firm. Yadkin Valley Bank and Trust Company owns 4.6% of Community Trust.
About Community Trust
Community Trust of the Southeast, a coalition of 10 community banks, established in October 2004, provides a full range of trust services, including trust administration, investment management and retirement plans to these community banks and their customers. Community Trust of the Southeast was formed to meet the growing need for client-friendly, customized trust and wealth management services by an independent provider.
About Eastover Capital Management
Eastover Capital Management, with nearly $200-million in assets under its management, is an independent investment management firm headquartered in Charlotte. Since its inception in 1988, Eastover Capital has managed investment portfolios with a strong emphasis on high quality stocks and bonds. The firm’s dedicated professionals have more than 100 years of combined experience.
Yadkin Valley Bank and Trust Company is a full service community bank providing service throughout its three regions in North Carolina. The Yadkin Valley Bank region serves Ashe, Surry, Yadkin, and Wilkes counties. The Piedmont Bank region serves Iredell and Mecklenburg counties. The High Country Bank region serves Watauga and Avery counties. The bank provides mortgage services through Sidus Financial, LLC headquartered in Greenville, North Carolina.
This document contains Forward-Looking Statements that are subject to risks and uncertainties. These Forward-Looking Statements include information about possible or assumed future results of our operations. When we use any of the words “believes”, “expects”, “anticipates”, “confident” or similar expressions, we are making Forward-Looking Statements. Many possible events or factors could affect the future financial results and performance of the combined company. This could cause results or performance to differ materially from those expressed in our Forward-Looking Statements. You should consider these risks. These possible events or factors include the following: the merger may not be consummated; the bank may not be able to effectively merge the operations so as to achieve economies of scale; and our customer base may not remain loyal as a result of the merger.
*end of release*

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: February 24, 2006
FDIC Certificate No. 19861

Yadkin Valley Bank and Trust Company

North Carolina	56-0905827
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events and Regulation FD Disclosure
Bill Long, President and CEO of Yadkin Valley Bank and Trust Company (Nasdaq: YAVY), has been appointed as the Associate Provost of the North Carolina School of Banking (“the School”). Along with Grant Yarber who serves as Provost, Long will oversee the program curriculum this year and will take over as Provost in 2007. The School is also led by Dr. Harry Davis, North Carolina Bankers Association Economist and Professor of Finance at Appalachian State University. Long commented on the appointment, “I am excited to play a part in this educational process, and I look forward to the challenge of helping to make North Carolina bankers the best in the nation!”
The School, entering its 70th session, is a four-year program sponsored by the North Carolina Bankers Association and is designed to cultivate strong banking leaders by providing instruction about various disciplines within the bank in an interactive environment. The bankers attend the program for a week each year in Chapel Hill at the Friday Continuing Education Center.
Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty-two full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville, and Yadkinville (Yadkin County) are operated under the Yadkin Valley Bank name. Offices in Mooresville and Statesville (Iredell County), and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank”. Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank”. Sidus Financial, LLC, a wholly-owned subsidiary with headquarters in Greenville, North Carolina, was acquired on October 1, 2004. Sidus provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Alabama, Georgia, Maryland, and Tennessee.
Item 7(c): Exhibits
     Exhibit 9.01: Press Release
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company

	By:	/s/ Edwin E. Laws

Edwin E. Laws
Vice President and Chief Financial Officer

Date:	February 24, 2006

Exhibit 99:
February 23, 2006
Elkin, NC
Yadkin Valley Bank and Trust Company’s CEO Bill Long Appointed Provost
Bill Long, President and CEO of Yadkin Valley Bank and Trust Company (Nasdaq: YAVY), has been appointed as the Associate Provost of the North Carolina School of Banking (“the School”). Along with Grant Yarber who serves as Provost, Long will oversee the program curriculum this year and will take over as Provost in 2007. The School is also led by Dr. Harry Davis, North Carolina Bankers Association Economist and Professor of Finance at Appalachian State University. Long commented on the appointment, “I am excited to play a part in this educational process, and I look forward to the challenge of helping to make North Carolina bankers the best in the nation!”
The School, entering its 70th session, is a four-year program sponsored by the North Carolina Bankers Association and is designed to cultivate strong banking leaders by providing instruction about various disciplines within the bank in an interactive environment. The bankers attend the program for a week each year in Chapel Hill at the Friday Continuing Education Center.
Yadkin Valley Bank and Trust Company is a full service community bank providing service throughout its three regions in North Carolina. The Yadkin Valley Bank region serves Ashe, Surry, Yadkin, and Wilkes counties. The Piedmont Bank region serves Iredell and Mecklenburg counties. The High Country Bank region serves Watauga and Avery counties. The bank provides mortgage services through Sidus Financial, LLC headquartered in Greenville, North Carolina.
This document contains Forward-Looking Statements that are subject to risks and uncertainties. These Forward-Looking Statements include information about possible or assumed future results of our operations. When we use any of the words “believes”, “expects”, “anticipates”, “confident” or similar expressions, we are making Forward-Looking Statements. Many possible events or factors could affect the future financial results and performance of the combined company. This could cause results or performance to differ materially from those expressed in our Forward-Looking Statements. You should consider these risks. These possible events or factors include the following: the merger may not be consummated; the bank may not be able to effectively merge the operations so as to achieve economies of scale; and our customer base may not remain loyal as a result of the merger.
*end of release*

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 21, 2006
FDIC Certificate No. 19861

Yadkin Valley Bank and Trust Company

North Carolina	56-0905827
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
Yadkin Valley Bank and Trust Company (Nasdaq: YAVY) announced today a first quarter cash dividend of 11 cents per share that will be paid on April 28, 2006 to shareholders of record on April 7, 2006. The dividend provides an annualized return of 3.05% on yesterday’s closing stock price of $14.41 per share.
Item 9.01(d): Exhibits
     Exhibit 99: Press Release
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company

By:	/s/ Edwin E. Laws

Edwin E. Laws
Vice President and Chief Financial Officer

Date:	March 21, 2006

Exhibit 99:
Elkin, NC 28621
March 20, 2006
Press Release
For Immediate Release
Yadkin Valley Bank Announces First Quarter Dividend
Yadkin Valley Bank and Trust Company (Nasdaq: YAVY) announced today a first quarter cash dividend of 11 cents per share that will be paid on April 28, 2006 to shareholders of record on April 7, 2006. The dividend provides an annualized return of 3.05% on yesterday’s closing stock price of $14.41 per share.
Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty-three full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville, and Yadkinville (Yadkin County) are operated under the Yadkin Valley Bank name. Offices in Mooresville and Statesville (Iredell County), and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank”. Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank”. Sidus Financial, LLC, a wholly-owned subsidiary with headquarters in Greenville, North Carolina, provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Georgia, Alabama, Florida, Maryland, Kentucky, Louisiana, West Virginia, Delaware and Tennessee.
This news release contains forward-looking statements. Such statements are subject to certain factors that may cause the Bank’s results to vary from those expected. These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Federal Deposit Insurance Corporation. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Bank undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.
For additional information contact:
Edwin E. Laws
Chief Financial Officer
(336) 526-6313

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 24, 2006
FDIC Certificate No. 19861

Yadkin Valley Bank and Trust Company

North Carolina	56-0905827
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition
Yadkin Valley Bank and Trust Company, Elkin, NC (NASDAQ: YAVY — news) reports earnings of $2,928,201 for the quarter ended March 31, 2006, an increase of 18.9% as compared with earnings of $2,462,712 for the same quarter last year. Basic and diluted earnings per share were $0.27 and $0.23, for the quarters ended March 31, 2006 and 2005, respectively.
Total assets grew by $13.7 million during the quarter or 5.4%, annualized. Deposit growth of $19.2 million at an annualized rate of 9.6% was used to fund the $8.5 million growth in gross loans held for investment and to repay borrowed funds. The net interest margin expanded to 4.55% in the first quarter of 2006 from 3.99% in the first quarter of 2005.
Item 9.01(c): Exhibits
     Exhibit 99: Press Release
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company

By:	/s/ Edwin E. Laws
Edwin E. Laws
Vice President and Chief Financial Officer

Date: April 24, 2006

Exhibit 99

PRESS RELEASE FOR IMMEDIATE RELEASE	April 21, 2006
Yadkin Valley Bank and Trust Company Announces Net Income Increase of 18.9% for the First Quarter
Yadkin Valley Bank and Trust Company, Elkin, NC (NASDAQ: YAVY — news) reports earnings of $2,928,201 for the quarter ended March 31, 2006, an increase of 18.9% as compared with earnings of $2,462,712 for the same quarter last year. Basic and diluted earnings per share were $0.27 and $0.23, for the quarters ended March 31, 2006 and 2005, respectively.
Total assets grew by $13.7 million during the quarter or 5.4%, annualized. Deposit growth of $19.2 million at an annualized rate of 9.6% was used to fund the $8.5 million growth in gross loans held for investment and to repay borrowed funds. The net interest margin expanded to 4.55% in the first quarter of 2006 from 3.99% in the first quarter of 2005.
Commenting on the results, Bill Long, President and CEO, stated, “Our loan and deposit growth continues to be steady from four new branches opened in the last eighteen months and from business development in our established branches. Total loans and deposits from the four new branches were $28.6 million and $45.4 million, respectively, at March 31, 2006. Our strength in community banking continues to be in personal relationships with consumers and growing businesses in the communities we serve. Building these relationships and developing products to increase fee income while keeping expenses under control has allowed us to grow earnings while adding branches and building an infrastructure to support further growth and profitability.”
Yadkin Valley Bank and Trust Company is a full service community bank providing services in twenty-three branches throughout its three regions in North Carolina. The Yadkin Valley Bank region serves Ashe, Surry, Wilkes, and Yadkin counties. The Piedmont Bank region serves Iredell and Mecklenburg counties. The High Country Bank region serves Avery and Watauga counties. The Bank provides mortgage services through its subsidiary, Sidus Financial, LLC, headquartered in Greenville, North Carolina. Securities brokerage services are provided by Main Street Investment Services, Inc., a Bank subsidiary with four offices located in the branch network.
This news release contains forward-looking statements. Such statements are subject to certain factors that may cause the Bank’s results to vary from those expected. These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Federal Deposit Insurance Corporation. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Bank undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Yadkin Valley Bank and Trust Company
(Amounts in thousands except per share data)
(unaudited)

	For the Three Months Ended
	March 31,	March 31,
	2006	2005
Net interest income	$9,795	$8,066
Provision for loan losses	565	382
Other income	3,346	2,929
Other expenses	8,126	7,016
Income taxes	1,522	1,134
Net income	2,928	2,463
Income per share:
Basic	$0.27	$0.23
Diluted	$0.27	$0.23

	As of	As of
	March 31,	December 31,
	2006	2005*
Assets	$1,037,951	$1,024,295
Securities available for sale	115,471	113,716
Gross loans held for investment	746,065	737,530
Allowance for loan losses	(9,977)	(9,474)
Loans held for sale	40,372	31,427
Goodwill	32,136	32,136
Core deposit intangible	5,643	5,850
Non-interest bearing deposits	143,588	135,912
NOW, savings, and money market	246,999	251,423
Time deposits over $100,000	179,408	170,574
Other time deposits	263,554	256,444
Stockholders’ equity	117,628	116,323
Shares outstanding	10,659	10,680
* Note: Derived from audited financial statements

2

Yadkin Valley Bank and Trust Company
(unaudited)

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2006	2005	2005	2005	2005
Per Share Data:
Basic Earnings per Share	$0.27	$0.28	$0.27	$0.26	$0.23
Diluted Earnings per Share	$0.27	$0.27	$0.27	$0.26	$0.23
Book Value per Share	$11.04	$10.89	$10.80	$10.65	$10.48
Tangible Book Value per Share	$7.49	$7.33	$7.27	$7.10	$6.91
Cash Dividends per Share	$0.11	$0.11	$0.11	$0.11	$0.10

Selected Performance Ratios:
Return on Average Assets (annualized)	1.18%	1.17%	1.17%	1.16%	1.05%
Return on Average Equity (annualized)	10.06%	10.03%	10.07%	9.87%	8.93%
Return on Tangible Equity (annualized)	14.82%	14.82%	14.98%	14.82%	13.48%
Net Interest Margin	4.55%	4.26%	4.04%	4.03%	3.99%
Net Interest Spread	4.09%	3.81%	3.64%	3.68%	3.65%
Noninterest Income as a % of Revenue	26.61%	27.69%	30.76%	28.54%	27.60%
Noninterest Income as a % of Average Assets	0.33%	0.34%	0.37%	0.33%	0.31%
Noninterest Expense as a % of Average Assets	0.81%	0.78%	0.77%	0.73%	0.74%
Efficiency Ratio	59.37%	59.49%	58.94%	58.26%	61.16%

Asset Quality:
Nonperforming Loans (000’s)	3,478	3,199	3,059	4,076	4,919
Nonperforming Assets(000’s)	3,765	3,962	4,085	4,972	6,025
Nonperforming Loans to Total Loans	0.44%	0.42%	0.40%	0.54%	0.68%
Nonperforming Assets to Total Assets	0.36%	0.39%	0.41%	0.50%	0.63%
Allowance for Loan Losses to Total Loans	1.27%	1.23%	1.23%	1.19%	1.20%
Allowance for Loan Losses to Nonperforming Loans	2.87	2.96	3.04	2.21	1.77
Net Charge-offs to Average Loans (annualized)	0.03%	0.15%	0.11%	0.03%	0.20%

Capital Ratios:
Equity to Total Assets	11.33%	11.36%	11.58%	11.49%	11.70%
Tangible Equity to Total Tangible Assets	7.98%	7.94%	8.10%	7.97%	8.04%
Tier 1 leverage ratio	8.31%	8.19%	8.14%	8.10%	8.12%
Tier 1 risk-based ratio	9.49%	9.38%	9.45%	9.35%	9.52%
Total risk-based capital ratio	10.66%	10.51%	10.59%	10.46%	10.64%
For additional information contact:
     William A. Long, President and CEO
     Edwin E. Laws, CFO
     (336) 526-6312
Source: Yadkin Valley Bank and Trust Company

3

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 5, 2006
FDIC Certificate No. 19861

Yadkin Valley Bank and Trust Company

North Carolina	56-0905827
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
Yadkin Valley Bank and Trust Company (Nasdaq: YAVY) shareholders approved both proposals submitted for their consideration at the annual meeting of shareholders on May 25, 2006 in Jonesville, North Carolina. The first proposal was to elect fourteen directors to serve one-year terms, expiring at the annual meeting of shareholders in 2007. Each of the directors nominated by the nominating committee of the board of directors was reelected. The second proposal was for approval of the formation of a bank holding company to be named Yadkin Valley Financial Corporation (“YVFC”). Upon reorganization, expected to occur around July 1, 2006, the Bank’s corporate structure will change. Each outstanding share of the Yadkin Valley Bank and Trust Company (“The Bank”) will be converted into and exchanged for a share of common stock of YVFC. YVFC will be sole owner of the Bank.
Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty-two full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville, and Yadkinville (Yadkin County) are operated under the Yadkin Valley Bank name. Offices in Mooresville and Statesville (Iredell County), and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank”. Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank”. Sidus Financial, LLC, a wholly-owned subsidiary with headquarters in Greenville, North Carolina, was acquired on October 1, 2004. Sidus provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Alabama, Georgia, Maryland, and Tennessee.
Item 7(c): Exhibits
     Exhibit 9.01: Press Release
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company

By:	/s/ Edwin E. Laws
Edwin E. Laws
Vice President and Chief Financial Officer

Date: June 5, 2006

Exhibit 99:
Elkin, NC 28621
June 5, 2006
Press Release
For Immediate Release
Yadkin Valley Bank Shareholders Approve Proposals at Annual Meeting
Yadkin Valley Bank and Trust Company (Nasdaq: YAVY) shareholders approved both proposals submitted for their consideration at the annual meeting of shareholders on May 25, 2006 in Jonesville, North Carolina. The first proposal was to elect fourteen directors to serve one-year terms, expiring at the annual meeting of shareholders in 2007. Each of the directors nominated by the nominating committee of the board of directors was reelected. The second proposal was for approval of the formation of a bank holding company to be named Yadkin Valley Financial Corporation (“YVFC”). Upon reorganization, expected to occur around July 1, 2006, the Bank’s corporate structure will change. Each outstanding share of the Yadkin Valley Bank and Trust Company (“The Bank”) will be converted into and exchanged for a share of common stock of YVFC. YVFC will be sole owner of the Bank.
Presiding over the meeting, Chairman Hal M. Stuart, M.D. greeted the shareholders, management, and other guests and commented on the strong performance of the Bank in each of the three regions in which it serves customers. Bill Long, President and CEO, discussed the outstanding results of 2005 and first quarter of 2006 as well as his optimism for continued earnings growth throughout the rest of the year. He was pleased that the holding company resolution was approved and discussed the shareholder benefits of the holding company structure. Among the benefits, he mentioned (1) issuing trust preferred securities in order to fund asset growth at a lower cost of capital than equity, (2) making equity investments, and (3) more flexibility in repurchasing the company’s own stock. Another advantage will be that investors and analysts will have easier access to Forms 8-K, 10-K, and 10-Q which will be available on the Security and Exchange Commission’s EDGAR system.
Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty-three full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville, and Yadkinville (Yadkin County) are operated under the Yadkin Valley Bank name. Offices in Mooresville and Statesville (Iredell County), and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank”. Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank”. Sidus Financial, LLC, a wholly owned subsidiary with headquarters in Greenville, North Carolina, provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Georgia, Alabama, Florida, Maryland, Kentucky, Louisiana, West Virginia, Delaware and Tennessee.
This news release contains forward-looking statements. Such statements are subject to certain factors that may cause the Bank’s results to vary from those expected. These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Federal Deposit Insurance Corporation. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Bank undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.
For additional information contact:
Edwin E. Laws
Chief Financial Officer
(336) 526-6313
This document contains Forward-Looking Statements that are subject to risks and uncertainties. These Forward-Looking Statements include information about possible or assumed future results of our operations. When we use any of the words “believes”, “expects”, “anticipates”, “confident” or similar expressions, we are making Forward-Looking Statements. Many possible events or factors could affect the future financial results and performance of the combined company. This could cause results or performance to differ materially from those expressed in our Forward-Looking Statements. You should consider these risks. These possible events or factors include the following: the merger may not be consummated; the bank may not be able to effectively merge the operations so as to achieve economies of scale; and our customer base may not remain loyal as a result of the merger.
*end of release*

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 27, 2006
FDIC Certificate No. 19861

Yadkin Valley Bank and Trust Company

North Carolina	56-0905827
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

This document contains 2 pages, plus exhibit

Item 8.01: Other Events
Yadkin Valley Bank, Elkin, is pleased to announce that Edwin E. Laws, 47, was recently promoted to Executive Vice President & Chief Financial Officer. William Christopher (Chris) McSwain, 42, was promoted to Vice President, Human Resources. The announcement, effective June 1, 2006, was made by William A. Long, President & Chief Executive Officer.
Laws joined Piedmont Bank in 1997 as Chief Financial Officer. Since the merger with Yadkin Valley Bank in 2002, Laws has been Vice President and Chief Financial Officer for Yadkin Valley Bank and Trust Company.
Laws graduated from Ridgeview High School (Atlanta, GA) in 1977 and earned his bachelor’s degree from Wake Forest in 1981. He is a Certified Public Accountant and Certified Internal Auditor with 25 years experience in accounting and auditing.
Edwin lives in Statesville with his daughter and son.
McSwain joined Yadkin Valley Bank in August of 2005. He is responsible for the Human Resource function. He has been instrumental in re-designing the staffing and recruiting process within the bank and has also been vital in re-structuring salary administration, employee benefit offerings and the HR development program.
McSwain holds a Bachelor of Arts degree from Gardner-Webb University, a Master of Divinity from Southeastern Theological Seminary and a Master of Science in Organizational Change from Pfeiffer University.
Chris lives in Newton with his wife Katherine, and their three daughters.
Item 9.01: Exhibits
     Exhibit 99: Press Release
Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company
By:	/s/ William A. Long
William A. Long
President and CEO Date: June 27, 2006

Exhibit 99

PRESS RELEASE FOR IMMEDIATE RELEASE	June 23, 2006
Edwin Laws and Chris McSwain receive promotions
at Yadkin Valley Bank and Trust Company
Yadkin Valley Bank, Elkin, is pleased to announce that Edwin E. Laws, 47, was recently promoted to Executive Vice President & Chief Financial Officer. William Christopher (Chris) McSwain, 42, was promoted to Vice President, Human Resources. The announcement, effective June 1, 2006, was made by William A. Long, President & Chief Executive Officer.
Laws joined Piedmont Bank in 1997 as Chief Financial Officer. Since the merger with Yadkin Valley Bank in 2002, Laws has been Vice President and Chief Financial Officer for Yadkin Valley Bank and Trust Company.
Laws graduated from Ridgeview High School (Atlanta, GA) in 1977 and earned his bachelor’s degree from Wake Forest in 1981. He is a Certified Public Accountant and Certified Internal Auditor with 25 years experience in accounting and auditing.
Edwin lives in Statesville with his daughter and son.
McSwain joined Yadkin Valley Bank in August of 2005. He is responsible for the Human Resource function. He has been instrumental in re-designing the staffing and recruiting process within the bank and has also been vital in re-structuring salary administration, employee benefit offerings and the HR development program.
McSwain holds a Bachelor of Arts degree from Gardner-Webb University, a Master of Divinity from Southeastern Theological Seminary and a Master of Science in Organizational Change from Pfeiffer University.
Chris lives in Newton with his wife Katherine, and their three daughters.
Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty-three full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina and serves customers in eight counties through its three banking regions, Yadkin Valley, High Country, and Piedmont.
For additional information contact:
William A. Long, President & CEO
(336) 526-6315
Source: Yadkin Valley Bank and Trust Company

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 16, 2006
FDIC Certificate No. 19861

Yadkin Valley Bank and Trust Company

North Carolina	56-0905827
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
The Board of Directors of Yadkin Valley Bank and Trust Company (Nasdaq: YAVY) announced today a second quarter cash dividend of 12 cents per share, an increase of 1 cent (9.1%) over the first quarter dividend. The dividend is the 74th consecutive quarterly dividend and provides an annualized return of 3.44% on yesterday’s closing stock price of $13.96 per share. Payment will be made on July 28, 2006 to shareholders of record on July 7, 2006. The last increase was in the second quarter 2005 when the dividend was raised from 10 cents to 11 cents per share.
Item 9.01(d): Exhibits
     Exhibit 99: Press Release
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company

By:	/s/ Edwin E. Laws
Edwin E. Laws
Vice President and Chief Financial Officer

Date: June 16, 2006

Exhibit 99:
Elkin, NC 28621
June 16, 2006
Press Release
For Immediate Release
Yadkin Valley Bank Increases Second Quarter Dividend to 12 Cents Per Share
The Board of Directors of Yadkin Valley Bank and Trust Company (Nasdaq: YAVY) announced today a second quarter cash dividend of 12 cents per share, an increase of 1 cent (9.1%) over the first quarter dividend. The dividend is the 74th consecutive quarterly dividend and provides an annualized return of 3.44% on yesterday’s closing stock price of $13.96 per share. Payment will be made on July 28, 2006 to shareholders of record on July 7, 2006. The last increase was in the second quarter 2005 when the dividend was raised from 10 cents to 11 cents per share.
Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty-three full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville, and Yadkinville (Yadkin County) are operated under the Yadkin Valley Bank name. Offices in Mooresville and Statesville (Iredell County), and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank”. Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank”. Sidus Financial, LLC, a wholly-owned subsidiary with headquarters in Greenville, North Carolina, provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Georgia, Alabama, Florida, Maryland, Kentucky, Louisiana, West Virginia, Delaware and Tennessee.
This news release contains forward-looking statements. Such statements are subject to certain factors that may cause the Bank’s results to vary from those expected. These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Federal Deposit Insurance Corporation. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Bank undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.
For additional information contact:
Edwin E. Laws
Chief Financial Officer
(336) 526-6313

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 1, 2006
FDIC Certificate No. 19861

Yadkin Valley Bank and Trust Company

North Carolina	56-0905827
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
Effective July 1, 2006, Yadkin Valley Financial Corporation (“Corporation”) acquired 100% of the voting shares of Yadkin Valley Bank and Trust Company (“Yadkin Valley Bank”) through a share exchange with the former shareholders of Yadkin Valley Bank. Corporation is a bank holding company supervised by the Board of Governors of the Federal Reserve System. Through the share exchange, the former shareholders of Yadkin Valley Bank received one share of common stock of the Corporation for every share of common stock of Yadkin Valley Bank owned.
Prior to the share exchange, the common stock of Yadkin Valley Bank had been registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the share exchange, pursuant to Rule 12g-3(a) under the Exchange Act, the Corporation’s common stock is deemed registered under Section 12(g) of the Exchange Act.
Corporation’s current intent is that its sole activity will be to hold the stock of Yadkin Valley Bank. Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty three full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices are located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville and Yadkinville (Yadkin County) under the Yadkin Valley Bank name. The offices in Mooresville and Statesville (Iredell County) and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank.” Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank.” Sidus Financial, LLC, a wholly owned subsidiary with headquarters in Greenville, North Carolina, provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Georgia, Alabama, Florida, Maryland, Kentucky, Lousiana, West Virginia, Delaware and Tennessee.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, Yadkin Valley Bank has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company
By:	/s/ Edwin E. Laws
Edwin E. Laws
Vice President and Chief Financial Officer July 6, 2006

FEDERAL DEPOSIT INSURANCE CORPORATION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 5, 2006
FDIC Certificate No. 19861

Yadkin Valley Financial Corporation

North Carolina	20-4495993
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

This document contains 2 pages, plus exhibit.

Item 8.01: Other Events
On July 5, 2006, Yadkin Valley Financial Corporation (“the Company”) (NASDAQ: YAVY – news) announced its intent to purchase up to 100,000 shares of its common stock.
Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty-two full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville, and Yadkinville (Yadkin County) are operated under the Yadkin Valley Bank name. Offices in Mooresville and Statesville (Iredell County), and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank”. Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank”. Sidus Financial, LLC, a wholly-owned subsidiary with headquarters in Greenville, North Carolina, was acquired on October 1, 2004. Sidus provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Alabama, Georgia, Maryland, and Tennessee.
Item 9.01(d): Exhibits
     Exhibit 99: Press Release
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Financial Corporation

By:	/s/ Edwin E. Laws

Edwin E. Laws Chief Financial Officer

Date:	July 5, 2006

Exhibit 99:

PRESS RELEASE	July 5, 2006
FOR IMMEDIATE RELEASE
Yadkin Valley Bank Reorganizes Into Holding Company and Announces Stock Repurchase
Elkin, NC-
On July 1, 2006, Yadkin Valley Financial Corporation (“the Company”) (NASDAQ: YAVY – news) acquired 100% of the voting shares of Yadkin Valley Bank and Trust Company (“Yadkin Valley Bank”) through a share exchange with the former shareholders of Yadkin Valley Bank. Shareholders approved the formation of the holding company at the annual meeting on May 25, 2006. Simultaneously, the Company also announced its intent to purchase up to 100,000 shares of its common stock.
Bill Long, President and CEO, stated, “We are excited about this event and the long-term opportunities that it creates. The reorganization provides additional sources of capital to fund our asset growth, flexibility in repurchasing stock, and equity investment opportunities. Our financial data and other filings will be more accessible to the investment community through the SEC’s EDGAR (Electronic Data Gathering, Analysis, and Retrieval) reporting system. We welcome the opportunity to share the story of our bank, which is driven by our employees’ commitment to customer service, community involvement, and profitability for our shareholders. The holding company structure enables us to reach our current and potential investors more efficiently.”
Currently, Yadkin Valley Financial Corporation’s primary activity is to hold the stock of Yadkin Valley Bank. Yadkin Valley Bank, a community bank headquartered in Elkin, North Carolina, serves customers from twenty-three full-service banking offices located in the piedmont, foothills and northwest mountains of North Carolina. Offices are located in Jefferson and West Jefferson (Ashe County), Elkin (Surry County), North Wilkesboro and Wilkesboro (Wilkes County), and East Bend, Jonesville and Yadkinville (Yadkin County) under the Yadkin Valley Bank name. The offices in Mooresville and Statesville (Iredell County) and Cornelius and Huntersville (Mecklenburg County) are operated under the assumed name “Piedmont Bank.” Offices in Boone (Watauga County) and Linville (Avery County) are operated under the assumed name “High Country Bank.” Sidus Financial, LLC, a wholly owned subsidiary with headquarters in Greenville, North Carolina, provides mortgage banking services to customers in North Carolina, South Carolina, Virginia, Alabama, Arkansas, Delaware, Florida, Georgia, Kentucky, Louisiana, Maryland, Mississippi, Tennessee, and West Virginia.
For additional information contact:
William A. Long, President and CEO
(336) 526-6312
OR
Edwin E. Laws, CFO
(336) 526-6313
Source: Yadkin Valley Bank and Trust Company
This document contains Forward-Looking Statements that are subject to risks and uncertainties. These Forward-Looking Statements include information about possible or assumed future results of our operations. When we use any of the words “believes”, “expects”, “anticipates”, “confident” or similar expressions, we are making Forward-Looking Statements. Many possible events or factors could affect the future financial results and performance of the combined company. This could cause results or performance to differ materially from those expressed in our Forward-Looking Statements. You should consider these risks. These possible events or factors include the following: the merger may not be consummated; the bank may not be able to effectively merge the operations so as to achieve economies of scale; and our customer base may not remain loyal as a result of the merger.
*end of release*